Exhibit 10.20.2

AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT

This AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT (this “Amendment”), dated as of April 8, 2011 is entered into by and between JMP GROUP LLC, a Delaware limited liability company (“Borrower”), and CITY NATIONAL BANK, a national banking association (“Lender”), and in light of the following:

W I T N E S S E T H

WHEREAS, Borrower and Lender are party to that certain Credit Agreement, dated as of August 3, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that Lender make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Lender is willing to accommodate the Borrower’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. AMENDMENTS TO CREDIT AGREEMENT.

a. Section 1.1 of the Credit Agreement is hereby amended by inserting or amending and restating, as applicable, the following definitions in their entirety:

““Broker/Dealer Credit Facility” means the credit facility evidenced by that certain Revolving Note and Cash Subordination Agreement, dated as of April 8, 2011, by and among Lender and Jolson Merchant Partners, LLC, a Delaware limited liability company, as amended, restated, supplemented, or otherwise modified from time to time.”

““Broker/Dealer Guaranty” means that certain General Continuing Guaranty, dated as of April 8, 2011, executed by Borrower in favor of Lender in respect of the Debt evidenced by the Broker/Dealer Credit Facility, as such guaranty may be amended, restated, supplemented, or otherwise modified from time to time.”

““Loan Documents” means this Agreement, the Bank Product Agreements, the Control Agreements (if any), the Guaranty, Broker/Dealer Guaranty, the Intercompany Subordination Agreement, the Letters of Credit, the Security Agreement, the Stock Pledge Agreement, the Trademark Security Agreement and any and all other documents, agreements or instructions that have been or are entered into by Borrower or any Guarantor, and Lender in connection with the transactions contemplated by this Agreement.”

b. Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the “or” at the end of clause (m) thereof, (ii) replacing the period at the end of clause (n) thereof with “; or”, and (iii) adding the following new clause (o) at the end thereof:

“(o) If any loan under the Broker/Dealer Credit Facility remains outstanding for more than 30 days.”

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

a. Borrower has the requisite power and authority to execute and deliver this Amendment and the authority to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance of this Amendment and the performance by Borrower of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

b. This Amendment has been duly executed and delivered by Borrower. This Amendment will, upon its effectiveness in accordance with the terms hereof, and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower;

d. Borrower does not have any actual or potential claim or cause of action against Lender for any actions or events occurring on or before the date hereof, and Borrower hereby waives and releases any right to assert same;

e. No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

f. The representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4. CONDITIONS PRECEDENT TO THIS AMENDMENT The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

a. Lender shall have received this Amendment, duly executed by Borrower, and the same shall be in full force and effect;

b. Lender shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Subsidiary of Borrower that is listed on the signature pages thereof;

c. Lender shall have received the Broker/Dealer Guaranty, dated as of the date hereof, duly executed by Borrower, and the same shall be in full force and effect;

d. Lender shall have received that certain Amendment Number One to General Continuing Guaranty, dated as of the date hereof, duly executed by Guarantor, and the same shall be in full force and effect;

e. The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

f. No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower.

h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Lender.

5. AGREEMENTS. This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each decision. It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

6. PAYMENT OF COSTS AND FEES. Borrower shall reimburse Lender on demand for all of its actual out-of-pocket costs, expenses, fees and charges in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Lender).

7. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

8. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. Except for the amendments to the Credit Agreement expressly set forth in Section 2, hereof, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of the Lenders as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences (or any Subsidiary other than the New Subsidiaries) other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

9. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10. EFFECT ON LOAN DOCUMENTS.

a. The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Lender under the Credit Agreement or any other Loan Document. The amendments set forth herein are limited to the specifics hereof, and, except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Unmatured Event of Default or Event of Default.

b. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

c. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

d. This Amendment is a Loan Document.

e. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

11. REAFFIRMATION OF OBLIGATIONS. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended hereby. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests in the Collateral heretofore granted, pursuant to and in connection with any Loan Document to Lender as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof, in each case except as otherwise expressly provided in the Loan Documents.

12. SEVERABILITY. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:	JMP GROUP LLC, a Delaware limited liability company
	By:	/s/ Joseph A. Jolson
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT AND WAIVER]

LENDER:	CITY NATIONAL BANK, a national banking corporation
	By:	/s/ Garen Papazyan
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT AND WAIVER]

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in (a) that certain Credit Agreement entered into between JMP GROUP LLC, a Delaware limited liability company (“Borrower”), and CITY NATIONAL BANK, a national banking association (“Lender”), dated as of August 3, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) that certain Amendment Number Five to Credit Agreement, dated as of April 8, 2011 (the “Amendment”) by and among Borrower and Lender. The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and by each amendment to any Loan Document executed on or before the date hereof; (c) acknowledges and reaffirms its obligations owing to Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each understands that Lender has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HARVEST CAPITAL STRATEGIES LLC,
a Delaware limited liability company

By:	/s/ Joseph A. Jolson
Title:	Chief Executive Officer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER FIVE

TO CREDIT AGREEMENT]

GENERAL CONTINUING GUARANTY

This GENERAL CONTINUING GUARANTY (this “Guaranty”), dated as of April 8, 2011, is executed and delivered by JMP GROUP LLC, a Delaware limited liability company (“Guarantor”), in favor of CITY NATIONAL BANK, a national banking association (“Lender”), in light of the following:

WHEREAS, JOLSON MERCHANT PARTNERS, LLC, a Delaware limited liability company (“Borrower”) and Lender are, contemporaneously herewith, entering into that certain Revolving Note and Cash Subordination Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”);

WHEREAS, Guarantor and Lender are parties to that certain Credit Agreement, dated as of August 3, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in order to induce Lender to extend the loans and other financial accommodations to Borrower pursuant to the Note Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender to Borrower, whether pursuant to the Note Agreement or the Note, Guarantor has agreed to guaranty the Guarantied Obligations; and

WHEREAS, Guarantor will benefit by virtue of the financial accommodations extended to Borrower by Lender.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees in favor Lender as follows:

Definitions and Construction.

Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code, as amended or supplemented from time to time, and any successor statute, and all of the rules and regulations issued or promulgated in connection therewith.

“Borrower” has the meaning set forth in the recitals to this Guaranty.

“Dollars” and “$” mean United States of America dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

“Guarantied Obligations” means the Indebtedness now or hereafter existing under the Note Agreement or the Note, whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by the Borrower to Lender under the Note Agreement or the Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower or any other guarantor.

“Guarantor” has the meaning set forth in the preamble to this Guaranty.

“Guaranty” has the meaning set forth in the preamble to this Guaranty.

“Indebtedness” means all advances, debts, principal, interest, premiums, liabilities, obligations (including indemnification obligations), fees, charges, costs, expenses (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any kind and description owing by Borrower to Lender pursuant to or evidenced by the Note Agreement or the Note and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all expenses that Borrower is required to pay or reimburse by the Note Agreement or the Note, by law, or otherwise. Any reference in this Guaranty, in the Note Agreement or in the Note to the Indebtedness shall include all extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Lender” has the meaning set forth in the preamble to this Guaranty.

“Note” means that certain Revolving Note, dated as of the date hereof, by Borrower in favor of Lender.

“Note Agreement” has the meaning set forth in the recitals to this Guaranty.

“Person” means and include natural persons, corporations, partnerships, limited liability companies, joint ventures, associations, companies, business trusts, or other organizations, irrespective of whether they are legal entities.

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“SEC” means the Securities and Exchange Commission of the United States of America or any successor thereto.

“Voidable Transfer” has the meaning set forth in Section 9 of this Guaranty.

Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set herein). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of Guarantor and Lender. Any reference herein to the satisfaction or payment in full of the Guarantied Obligations shall mean the payment in full in cash of all Guarantied Obligations and the termination of the Credit Line of Lender. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Lender, for the benefit of Lender, as and for its own debt, until the final and indefeasible payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise, in each case, without giving effect to Sections 2 or 3 of the Note Agreement; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Note Agreement and under the Note.

Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of Lender’s receipt of written notice of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of Lender’s such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

Performance Under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or prior to the due date thereof, without giving effect to Sections 2 or 3 of the Note Agreement and irrespective of whether or not payment of such Guarantied Obligation is suspended under the Note Agreement, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation under the Note Agreement or the Note in the manner provided therein, as applicable, Guarantor immediately shall cause, as applicable, such payment in respect of the Guarantied Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Lender, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender may at any time possess. Guarantor hereby agrees that any release which may be given by Lender to Borrower or any other guarantor, or with respect to any property or asset subject to a Lien, shall not release Guarantor. Guarantor consents and agrees that Lender shall not be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

Waivers.

To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Note Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor’s right to make inquiry of Lender to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Note Agreement or the Note; (vi) notice of any Default or Event of Default under Note Agreement or the Note; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty, the Note Agreement or the Note) and demands to which Guarantor might otherwise be entitled.

To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Lender to institute suit against Borrower or to exhaust any rights and remedies which Lender has or may have against Borrower. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against Lender, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefore; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender, including any defense based upon an election of remedies by Lender; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(i) Guarantor hereby waives any right of subrogation Guarantor has or may have as against Borrower with respect to the Guarantied Obligations; (ii) in addition, Guarantor hereby waives any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) also waives any right to proceed or to seek recourse against or with respect to any property or asset of Borrower.

If any of the Guarantied Obligations or the obligations of Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, Lender may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations or the obligations of Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (a) by virtue of the operation of California’s (or any similar laws of any other jurisdiction) antideficiency law applicable to nonjudicial foreclosures, an election by Lender to nonjudicially foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop Lender from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against Lender any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by Lender to nonjudicially foreclose on any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure (and any similar law of New York or any other applicable jurisdiction) shall have no applicability with respect to the determination of Guarantor’s liability under this Guaranty.

Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have if all or part of the Guarantied Obligations are secured by real property. This means, among other things:

(i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral that may be pledged by Guarantor, Borrower, or any other guarantor.

(ii) If Lender forecloses on any real property collateral that may be pledged by Guarantor, Borrower or any other guarantor:

(1) the amount of the Guarantied Obligations or any obligations of any guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower or any other guarantor.

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have if all or part of the Guarantied Obligations are secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure and any similar law of New York or of any other jurisdiction.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2787, 2799, 2808, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2847, 2848, AND 2855, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF APPLICABLE LAW INCLUDING §580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

Without limiting the generality any other waiver or other provision set forth in this Guaranty, Guarantor hereby also agrees to the following waivers:

(1) Guarantor agrees that Lender’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Guarantied Obligations or this Guaranty, the Note Agreement or the Note. Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws in any other applicable jurisdiction and agrees that Lender’s rights under this Guaranty shall be enforceable even if Borrower had no liability at the time of execution of the Note Agreement or the Note or the Guarantied Obligations are unenforceable in whole or in part, or Borrower ceases to be liable with respect to all or any portion of the Guarantied Obligations.

(2) Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws in any other applicable jurisdiction with respect to its obligations under this Guaranty and agrees that Lender’s rights under this Guaranty, the Note Agreement and the Note will remain enforceable even if the amount obligated by the Note is larger in amount and more burdensome than that for which Borrower is responsible. The enforceability of this Guaranty against Guarantor shall continue until all sums due under the Note have been paid in full.

(3) Guarantor waives all benefits and defenses it may have under California Civil Code §§ 2845, 2849 and 2850 or any similar laws of any other applicable jurisdiction with respect to its obligations under this Guaranty, including the right to require Lender to (A) proceed against Borrower, any guarantor of Borrower’s obligations under the Note Agreement or the Note, any other pledgor of collateral for any person’s obligations to Lender or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Lender may hold, or (C) pursue any other right or remedy for Guarantor’s benefit, and agrees that Lender may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower’s obligations under the Note Agreement or the Note, any pledgor of collateral for any person’s obligations to Lender or any other person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Lender holds.

(4) The paragraphs in this Section 6 which refer to certain sections of the California Civil Code are included in this Guaranty solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty.

Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, by action or inaction, compromise or settle, shorten or extend the Scheduled Maturity Date or any other period of duration or the time for the payment of the Indebtedness, or discharge the performance of the Indebtedness, or may refuse to enforce the Indebtedness, or otherwise elect not to enforce the Indebtedness, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Note Agreement or the Note or may grant other indulgences to Borrower or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Indebtedness, the Note Agreement or the Note (including any increase or decrease in the principal amount of any Indebtedness or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute the Borrower or any guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof

No Election. Lender shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Lender finally and unconditionally shall have realized indefeasible payment in full of the Guarantied Obligations by such action or proceeding.

Revival and Reinstatement. If the incurrence or payment of the Guarantied Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to Lender of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of Lender related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

Financial Condition of Borrower. Guarantor represents and warrants to Lender that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Lender that it has read and understands the terms and conditions of the Note Agreement and the Note. Guarantor hereby covenants that it will continue to keep itself informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

Payments; Application. All payments to be made hereunder by Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied in accordance with the terms of the Note Agreement.

Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all attorneys fees and all other costs and expenses which may be incurred by Lender in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

Notices. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent or delivered in accordance with Exhibit 9.3 of the Credit Agreement. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent or delivered in accordance with Exhibit 9.3 of the Credit Agreement.

Cumulative Remedies. No remedy under this Guaranty, under the Note Agreement, or any Loan Document (as such term is defined in the Credit Agreement) is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Note Agreement, or any Loan Document (as such term is defined in the Credit Agreement), and those provided by law. No delay or omission by Lender to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between the Guarantor and Lender pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Lender. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Lender; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender’s prior written consent and any unconsented to assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by Lender, the rights and benefits herein conferred upon Lender shall automatically extend to and be vested in such assignee or other transferee.

No Third Party Beneficiary. This Guaranty is solely for the benefit of Lender and each of its successors and assigns and may not be relied on by any other Person.

CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19.

GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Counterparts; Telefacsimile Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

Agreement to be Bound. Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Note Agreement applicable to Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, Guarantor hereby: (a) makes to Lender each of the representations and warranties set forth in the Note Agreement applicable to Guarantor fully as though Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants (i) to do each of the things set forth in the Note Agreement that Borrower agrees to do and covenants to cause Guarantor to do, and (ii) to not do each of the things set forth in the Note Agreement that Borrower agrees and covenants to cause Guarantor not to do, in each case, fully as though Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

JMP GROUP LLC,
a Delaware limited liability company

By:	/s/ Joseph A. Jolson
Title:	Chief Executive Officer

[SIGNATURE PAGE TO GUARANTY]

AMENDMENT NUMBER ONE TO GENERAL CONTINUING GUARANTY

This AMENDMENT NUMBER ONE TO GENERAL CONTINUING GUARANTY (this “Amendment”), dated as of April 8, 2011 is entered into by and between HARVEST CAPITAL STRATEGIES LLC, a Delaware limited liability company (“Guarantor”), and CITY NATIONAL BANK, a national banking association (“Lender”), and in light of the following:

W I T N E S S E T H

WHEREAS, JMP GROUP LLC, a Delaware limited liability company (“Borrower”) and Lender are party to that certain Credit Agreement, dated as of August 3, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Guarantor executed and delivered that certain Guaranty in favor of Lender, dated as of August 3, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty”), respecting the obligations of Borrower owing to Lender under the Credit Agreement;

WHEREAS, in connection with the execution and delivery of Amendment Number Five to Credit Agreement dated contemporaneously herewith by and between Borrower and Lender, Guarantor has requested that Lender amend the Guaranty as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to provide the amendment requested by Guarantors.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Guaranty.

(a) Section 1 of the Guaranty is hereby amended by inserting or amending and restating, as applicable, the following definitions in their entireties:

““Broker/Dealer” means Jolson Merchant Partners, LLC, a Delaware limited liability company.”

““Broker/Dealer Guarantied Obligations” means the Debt now or hereafter outstanding under the Note Agreement and the Note, whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under the Note Agreement and the Note. Without limiting the generality of the foregoing, Broker/Dealer Guarantied Obligations shall include all amounts that constitute part of the Broker/Dealer Guarantied Obligations and would be owed by Broker/Dealer to Lender under the Note Agreement and the Note, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Broker/Dealer or any other guarantor.””

““Guarantied Obligations” means (a) the Broker/Dealer Guarantied Obligations now or hereafter outstanding, and (b) the due and punctual payment of the Indebtedness incurred by Borrower in favor of Lender pursuant to the terms of the Credit Agreement and the other Loan Documents, in each case whether for the principal of, and interest on, and any and all fees, costs, indemnities and expenses (including any portion of any of the foregoing that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) incurred in connection with or on the Broker/Dealer Guarantied Obligations or the Credit Agreement and the other Loan Documents.”

““Note” means that certain Revolving Note, dated as of April 8, 2011, between Broker/Dealer and Lender.”

““Note Agreement” means that certain Revolving Note and Cash Subordination Agreement, dated as of April 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time), by and between Broker/Dealer and Lender.”

3. Representations and Warranties. Guarantor hereby represents and warrants to Lender as follows:

(a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b) This Amendment has been duly executed and delivered by Guarantor. This Amendment and each Loan Document to which Guarantor is a party is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Guarantor or Lender;

(d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

(e) The representations and warranties in the Guaranty and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4. Choice of Law. This Amendment and the rights of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed in the State of California.

5. Entire Agreement. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Guaranty expressly set forth in Section 2 hereof, the Guaranty shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Guaranty, and shall not operate as a consent to any further or other matter, under the Guaranty. To the extent any terms or provisions of this Amendment conflict with those of the Guaranty, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. Miscellaneous. Upon and after the effectiveness of this Amendment, each reference in the Guaranty to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Guaranty, and each reference in the other Loan Documents to “the Guaranty”, “thereunder”, “therein”, “thereof” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as modified and amended hereby.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

HARVEST CAPITAL STRATEGIES LLC,
a Delaware limited liability company, as Guarantor

By:	/s/ Joseph A. Jolson
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO GUARANTY]

CITY NATIONAL BANK,
a national banking association, as Lender

By:	/s/ Garen Papazyan
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO GUARANTY]

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